UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 29, 2008

ALLSTATE LIFE INSURANCE COMPANY

(Exact name of Registrant as Specified in Charter)

Illinois	0-31248	36-2554642
(State or other	(Commission	(IRS Employer
jurisdiction of organization)	File Number)	Identification No.)

3100 Sanders Road
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip)

Registrant’s telephone number, including area code: (847) 402-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.02.              Termination of a Material Definitive Agreement

On December 29, 2008, the Registrant’s parent, Allstate Insurance Company, agreed to cancel and forgive the principal and any related interest payment obligations associated with the $400,000,000 surplus note issued on August 29, 2008 by the Registrant and to the conversion of such $400,000,000 principal amount of such surplus note to contributed surplus for the Registrant.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Mary J. McGinn
Name:	Mary J. McGinn
Title:	Vice President and Assistant Secretary

Date:   January 5, 2009